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                                  EXHIBIT 10.21

                SCHEDULE OF PERFORMANCE AWARD AGREEMENTS - TYPE B

The following have executed Performance Award Agreements substantially in the form of the agreement attached as Exhibit 10.20 (the "Exhibit") to the Valero Energy Corporation Form 10-K for the year ended December 31, 2003.

Keith D. Booke
Michael S. Ciskowski
Gregory C. King
William R. Klesse

The following information sets forth the material details in which the Performance Award Agreements described in this Schedule differ from the Exhibit.

Keith D. Booke

Performance Award Agreement dated January 14, 2004 (for 8,100 Performance
Shares)

Performance Award Agreement dated January 22, 2003 (for 11,000 Performance
Shares)

Performance Award Agreement dated January 17, 2002 (for 11,000 Performance
Shares)

Michael S. Ciskowski

Performance Award Agreement dated January 14, 2004 (for 8,100 Performance
Shares)

Performance Award Agreement dated January 22, 2003 (for 7,000 Performance
Shares)

Performance Award Agreement dated January 17, 2002 (for 5,000 Performance
Shares)

Gregory C. King

Performance Award Agreement dated January 23, 2003 (for 15,000 Performance
Shares)

Performance Award Agreement dated January 17, 2002 (for 11,000 Performance
Shares)

William R. Klesse

Performance Award Agreement dated January 14, 2004 (for 10,800 Performance
Shares)

Performance Award Agreement dated January 22, 2003 (for 14,000 Performance
Shares)

Performance Award Agreement dated January 17, 2002 (for 14,000 Performance
Shares)